SCHEDULE 14A
                                 (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by registrant [X]
Filed by a party other than the registrant Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 eCLickMD, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 eClickMD, Inc.
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box): X No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

Fee paid previously with preliminary materials:
Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount previously paid:
     2)  Form, schedule or registration statement No.:
     3)  Filing party:
     4)  Date filed:

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                 eClickMD, Inc.
                              201 East Main Street
                               Brady, Texas 76825

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 20, 2001


To the Stockholders of eClickMD, Inc.:


         The Annual Meeting of Stockholders of eClickMD, Inc., a Nevada corporation (the "Company"), will be held at The DoubleTree Hotel, 6505 Interstate 35 North, Austin, Texas 78752 at 8:30 a.m. on December 20, 2001 for the following purposes:

         1.  To elect the Board of Directors;

         2. To ratify the appointment of King Griffin & Adamson P.C. as independent auditors for the Company for the fiscal year ending December 31, 2001;

         3. To approve an amendment to the Company's 2000 Stock Option Plan (the "Plan"), increasing the number of common shares authorized for issuance under the Plan by 1,693,990 shares, from 2,593,764 shares to 4,287,754 shares;

         4. To act upon such other matters as may properly be brought before the meeting.

         Only stockholders of record at the close of business on November 16, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors


/s/ ANDY W. MCBEE
------------------------
Andy W. McBee,
Assistant Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE MEETING, MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

================================================================================


                                 eClickMD, Inc.

                              201 EAST MAIN STREET

                               BRADY, TEXAS 76825

         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2001

                                 PROXY STATEMENT

================================================================================


         This Proxy Statement is furnished to the stockholders of eClickMD, Inc. ("ECMD" or the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors (the "Board") to be voted at the Annual Meeting of Stockholders to be held on December 20, 2001, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice. Copies of this Proxy Statement, the Notice, the related proxy card and the Company's Form 10-KSB, and its Forms 10-QSB are being mailed to stockholders on or about December 5, 2001.


                                   RECORD DATE

         The Board has fixed the close of business on November 16, 2001, as the record date for the Annual Meeting. Only stockholders of record on that date will be entitled to vote at the meeting in person or by proxy.


                                     PROXIES

         The proxies named on the enclosed proxy card were appointed by the Board to vote the shares represented by the proxy card. Upon receipt by the Company of a properly signed and dated proxy card, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Stockholders are urged to mark the boxes on the proxy card to show how their shares are to be voted. If a stockholder returns a signed a proxy card without marking the boxes, the shares represented by the proxy card will be voted as recommended by the Board herein. The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to management that may properly come before the meeting. Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted, or (iii) by such person(s) voting in person at the Annual Meeting.

                                  VOTING SHARES

         On the record date there were 17,151,016 shares of Common Stock, the Company's only voting securities, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of such shares, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Votes will be tabulated at the Annual Meeting by one or more inspectors of election appointed by the Board.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of November 16, 2001, the record date for this meeting, by (i) each of our directors, (ii) each of our Executive Officers, (iii) each person who is known by us to own beneficially more than 5% of the common stock and (iv) all directors and officers as a group.

Name and Address (1)                         Number of Shares        Percentage
--------------------                         ----------------        ----------

Marion Robert Rice                               3,532,225              29.8%

Andy Wade McBee                                  2,389,446              20.1%

Donald Deshotels (2)                             1,199,917              10.1%

Sandra Denise Deshotels (2)                      1,199,917              10.1%

Sheila Kay Hemphill                              1,558,334              13.1%

Deborah Kaufman (3)                                150,000               0.9%

Robert Phillips (4)                                349,993               2.0%

Richard Corlin, MD (5)                             100,000               0.6%

LEP Capital, Inc. (6)                              931,034               5.4%

All Directors and Officers as a Group            6,521,664              38.0%
(8 persons)


(1) The address for each of the above individuals and entity is 201 East Main Street, Brady, Texas 78625, except for Mr. and Mrs. Deshotels whose address is 8200 Cameron Road, Suite 170, Austin, Texas 78754, Richard Corlin, MD whose address is 1301 20th Street - Suite 280, Santa Monica, CA 90404, and LEP Capital, Inc., whose address is 2024 South High, Brady Texas 76825.
(2) Includes 1,199,917 shares held by Sandra D. Deshotels, the wife of Mr. Deshotels.

(3) Includes currently exercisable options to purchase 150,000 shares of common stock granted under the Company's 2000,000 stock option plan.
(4) Includes currently exercisable options to purchase 67,840 shares of common stock granted under the Company's 2000,000 stock option plan
(5) Includes currently exercisable options to purchase 100,000 shares of common stock granted under the Company's 2000 Director's Option Plan.
(6)  LEP Capital, Inc. is controlled by John Pittman


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Federal securities laws require that the individuals and groups listed in the preceding table must report to the SEC and the Company, within certain periods, how many shares of the Company's equity securities they own and if they conducted certain transfers in such securities. Based upon information furnished by these stockholders, the Company believes that all required filings for the most recent fiscal year and prior fiscal years have been made except that due to a clerical oversight, Robert Phillips, who became Chief Financial Officer on November 2, 2001, did not file a Form 3 until December 5, 2001.

ITEM 1.  ELECTION OF DIRECTORS

         Marion Robert Rice, Andy W. McBee, Robert D. Corlin, and Gary D. Humberson are the Board's nominees for election to the Board at the Annual Meeting. Each director so elected will hold office until the next annual meeting of the stockholders and until his successor is elected and qualified or until his earlier resignation or removal. All of the nominees have indicated their willingness to serve the entire term, if elected, but if for any reason any nominee should be unavailable to serve as a director at the time of the Annual Meeting, a contingency which the Board does not expect, a different person designated by the Board may be nominated in his stead.

         If a quorum is present at the Annual Meeting, election of directors will require the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote. Abstentions by holders of such shares and broker non-votes with respect to the election of directors will be included in determining the presence of such quorum, but will not be included in determining whether nominees have received the vote of such plurality.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR SUCH NOMINEES.

         The following sets forth the name and age of each nominee and the positions and offices held by him, his principal occupation and business experience during the past five years, and the year of the commencement of his term as a director of the Company.

         Marion Robert (Bob) Rice, age 47, is a co-founder of eClickMD, Inc. and has served as our Chairman and Chief Executive Officer since September 1999. From 1993 to 1999 Mr. Rice was a co-founder and Chief Executive Officer of

Centratex Support Services, Inc. a provider of homecare management consulting and billing services. In 1993 Mr. Rice also co-founded Brady Health Care Services, Inc. a corporation providing regional home care nursing services. In 1990, Mr. Rice founded Countywide Insurance, a regional all line insurance agency. In 1996, he co-founded and served as President of Venture Information, LLC as a software development company which developed the Company's original product, DocLink. In 1998, he founded and served as President of National Health Care Info Systems, LLC.

         Andy Wade McBee, age 41, is a co-founder of eClickMD, Inc. and has served as a Director and Assistant Secretary since September 1999. In 1993 Mr. McBee was a co-founder of Centratex Support Services, Inc., a provider of homecare management consulting and billing services. From 1993 to the present, he serves as Director and President of Centratex Support Services, Inc. In 1996, he co-founded and served as Secretary of Venture Information, LLC as a software development company which developed the Company's original product, DocLink. Over the past twenty years Mr. McBee has been responsible for co-founding a number of companies primarily in the Health Care industry.

         Richard F. Corlin, MD, age 60, has been a director of the Company since September 2000, a gastroenterologist in private practice in Santa Monica, California, was elected President-Elect of the American Medical Association
(AMA) in June 2000. Prior to becoming President, Dr. Corlin served as Speaker of the AMA's House of Delegates for five years. He has been active in the affairs of the AMA for the past twenty years, having served for nine years as a member and then Chair of the AMA Council on Long Range Planning and Development. In 1992, Dr. Corlin was invited by the Secretary of Health and Human Services, Dr. Louis Sullivan, to serve as a member of the Advisory Committee to the Director of the National Institute of Health. Dr. Corlin served as President of the California Medical Association (CMA) from 1992 to 1993, was Vice Speaker and Speaker of the CMA House of Delegates for nine years. He has been a member of its Board of Trustees for twelve years and chaired numerous committees of the CMA including the Finance Committee, the Liaison Committee to State 19 Hospital medical Staffs, and was an active member of the CMA Speakers Bureau on Tort Reform. Dr. Corlin is a graduate of Rutgers University, and received his MD degree from Hahnemann Medical College. Following residency training at Hahnemann, Dr. Corlin served as a Lt. Commander in the USPHS, Heart Disease and Stroke Control Program from 1968 to 1970, and then took a gastroenterology fellowship at UCLA. He is a fellow of the American College of Physicians, is a member of both the American Gastroenterology Association and the American Society of Internal Medicine, and is a Past President of the Southern California Society of Gastrointestinal Endoscopy. He is also the Chairman of the Audio Digest Foundation, and is an assistant clinical professor at the University of California, Los Angeles, School of Medicine. Dr. Corlin, resides in Santa Monica.

         Gary D. Humberson, age 47, has been a director of the Company since October 2001. Mr. Humberson was national marketing director of Centratex, Inc. from March 1995 to January 1999 and from January 1999 to the present has been President and CEO of various local and regional "Interlink" home health agencies.

         Pursuant to a Placement Agency Agreement between the Company and Gryphon Financial Services Corp., a broker dealer ("Gryphon"), the Company will, if requested to do so, appoint a nominee of Gryphon to its Board of Directors. Gryphon has not designated a nominee.


                          BOARD AND COMMITTEE MEETINGS

         During 2000, the Board held 5 meetings and on 5 occasions took action by unanimous written consent. During 2000, each director attended at least 75 percent of the total number of meetings of the Board held during the period for which he has been a director.

         The Company does not have standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions.


                             DIRECTORS' COMPENSATION

         The directors were not paid any monetary compensation for serving on the Board of Directors. From time to time, we may engage certain members of the board of directors to perform services on our behalf. In such cases, we compensate the members for their services at rates no more favorable than could be obtained from unaffiliated parties.

         As permitted by Section 78.751 of the Nevada General Corporation Law, the Company's Certificate of Incorporation includes a provision that eliminates the personal liability of our directors for monetary damages for breach or alleged breach of their fiduciary duty as directors. In addition, as permitted by Section 78.751 of the Nevada General Corporation Law, the Company's Bylaws provide that it may, in its discretion: (i) indemnify its directors, officers, employees and agents and persons serving in such capacities in other business enterprises (including, for example, its subsidiaries) at its request, to the fullest extent permitted by law; and (ii) advance expenses, as incurred, to its directors and officers in connection with defending a proceeding.

         All directors are also entitled to reimbursement of their expenses incurred to attend meetings of the Board.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to the four most highly compensated executive officers of the Company other than the CEO whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 31, 2000 and 1999 and who were employed by the Company during the fiscal year ended December 31, 2000 (together with the CEO, the "Named Executive Officers").

                           Annual Compensation                                   Long Term Compensation
                           -------------------                                   ----------------------
                                                                                      Common Shares
                                                        Other         Restricted        Underlying
                                                        Annual       Stock Awards    Options Granted      All Other
Name and Position        Year    Salary     Bonus    Compensation         ($)           (# Shares)      Compensation
-----------------        ----    ------     -----    ------------         ---           ----------      ------------

Marion R. Rice (1)       2000    $90,000     -0-          -0-             -0-               -0-              -0-
Chairman,                1999    $13,333     -0-          -0-             -0-               -0-              -0-
President and CEO        1998    $ -0-       -0-          -0-             -0-               -0-              -0-

Andy W. McBee (2)        2000    $32,500     -0-          -0-             -0-               -0-              -0-
Asst. Secretary          1999    $13,333     -0-          -0-             -0-               -0-              -0-
Director                 1998    $ -0-       -0-          -0-             -0-               -0-              -0-

Dr. Richard Corlin(3)    2000    $ -0-       -0-          -0-             -0-             100,000            -0-
Director                 1999    $ -0-       -0-          -0-             -0-               -0-              -0-
                         1998    $ -0-       -0-          -0-             -0-               -0-              -0-


(1) Mr. Rice has served as President and Chief Executive Officer of eClickMD, Inc. since its reorganization in September, 1999. Mr. Rice's salary figure for 2000 includes $53,750 of accrued salary through December 31, 2000.

(2) Mr. McBee has served as a director and Assistant Secretary since September 1999.

(3) Dr. Corlin has served as a director since September 23, 2000. He holds options to purchase 100,000 shares of common stock issued pursuant to the Company's 2000 Directors Option Plan. The options have an exercise price of $0.15 per share and expire September 2005.


Employment Agreements

         The Company employs Deborah Kaufman as its Chief Operating Officer pursuant to a two-year employment agreement whose term expires on September 23, 2003. Ms. Kaufman's salary is $100,000 per year and she reports to the President, CEO or board of directors. At the end of her employment term, her employment agreement will automatically be extended for additional one-year periods. There are no specifics bonus provisions in her contract.

         The Company employs Marion Robert Rice as its Chief Executive Officer pursuant to a two year employment agreement whose term expires on October 1, 2003. Ms. Rice's salary is $90,000 per year and he reports to the board of directors. At the end of his employment term, his employment agreement will automatically be extended for additional one-year periods. There are no specifics bonus provisions in his contract.

ITEM 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The firm of King Griffin & Adamson P.C. has audited the financial statements of the Company for each of the two fiscal years ended December 31, 2000. The Board of Directors desire to continue the services of King Griffin & Adamson P.C. for the current fiscal year ending December 31, 2001. Accordingly, the Board of Directors will recommend at the Meeting that the stockholders ratify the appointment by the Board of Directors of the firm of King Griffin & Adamson P.C. to audit the financial statements of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE APPOINTMENT OF KING GRIFFIN & ADAMSON P.C.


                                  REQUIRED VOTE

         The ratification of the appointment of King Griffin & Adamson P.C. as independant auditors for the year ended December 31, 2001 will require the approval of the holders of a majority of the shares present at the meeting.

ITEM 3. PROPOSAL TO AMEND THE 2000 STOCK OPTION PLAN TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FOR ISSUANCE THEREUNDER

         The Board of Directors of the Company has unanimously approved an amendment to the Company's 2000 Stock Option Plan. The proposed amendment is to increase the number of shares of the Company's common stock authorized for issuance under the Plan by 1,693,990 shares, from 2,593,764 shares to 4,287,754 shares (25% of the issued and outstanding stock of the Company). This amendment increasing the number of shares authorized for issuance under the Plan is being requested due to the fact that, of the 2,593,764 shares currently available to be reserved for issuance, 2,381,385 have been reserved for issuance to date, leaving only 212,379 shares which may be issued subject to option in the future. The Company requires the additional options to fulfill its commitments to various employees and consultants and to attract additional qualified employees and consultants. In order to allow the Company to attract, retain and motivate these new employees, management believes that it is in the best interests of the Company to increase the number of shares reserved for issuance under the Plan.


                                  REQUIRED VOTE

         The approval of the amendment to the 2000 Stock Option Plan requires the affirmative vote of a majority of the issued and outstanding shares of the Common Stock. An abstention will be counted toward the tabulation of votes cast and will have the same effect as a vote against the proposal. A broker non-vote, however, will not be treated as a vote cast for or against approval of the proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 2000 STOCK OPTION PLAN.


                                  OTHER MATTERS

         The Board does not know of any matters that will be presented for action at the Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known to management should come before the Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.


                                  ANNUAL REPORT

         The Company's 2000 Annual Report is being mailed to stockholders contemporaneously with this Proxy Statement.


                                   FORM 10-KSB

UPON THE WRITTEN REQUEST OF A RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE MEETING, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2000. REQUESTS SHOULD BE MAILED TO CORPORATE SECRETARY, ECLICKMD, INC., 201 EAST MAIN STREET, BRADY, TEXAS 76825.


                              COST OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers and regular employees of the Company in person, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of shares of Common Stock registered in their names and will reimburse them for their expenses incurred in connection therewith.


                         STOCKHOLDER PROPOSALS FOR 2002

         The Company intends to conduct its 2002 annual meeting in May or June 2002. Pursuant to Securities and Exchange Commission regulations, stockholder proposals submitted for next year's proxy statement must be received by the

Company no later than the close of business on January 31, 2002, in order to be considered. Proposals should be addressed to the Corporate Secretary, eClickMD, Inc., 201 East Main Street, Brady, Texas 78625.

By Order of the Board of Directors,


/s/ ANDY WADE MCBEE
--------------------------
Andy Wade McBee,
AsistantSecretary

December 5, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 eClickMD, Inc.
                     PROXY - ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 20, 2001


         The undersigned, a stockholder of eClickMD, Inc., a Nevada corporation (the "Company"), does hereby appoint Andy Wade McBee the true and lawful attorney and proxy with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2001Annual Meeting of Stockholders of the Company to be held at The DoubleTree Hotel, 6505 Interstate 35 North, Austin, Texas 78752 at 8:30 a.m. on December 20, 2001, Local Time, or at any adjournment or adjournments thereof.

         The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated December 5, 2001, and a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS, TO INCREASE THE NUMBER OF SHARES SUBJECT TO THE 1993 PLAN, TO APPROVE THE APPOINTMENT OF THE AUDITORS AND IN THE DISCRETION OF THE PROXY ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

1. To elect the following directors: Marion Robert Rice; Andy Wade McBee:, Richard D. Corlin, M.D: and Gary D. Humberson. to serve as directors until the 2002 annual meeting of stockholders of the Company and until their successors shall be duly elected and qualified.

FOR All OF THE NOMINEES                            [ ]

AGAINST ALL NOMINEES                               [ ]

WITHHOLD AUTHORITY FOR ALL NOMINEES                [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), PRINT NAME BELOW:

2. To ratify the appointment of King Griffin & Adamson P.C. as independent auditors for The New World Power Corporation for the fiscal year ending December 31, 2001.

     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

3. To approve the proposal to increase the number of shares subject to the 2000 Stock Option Plan from 2,593,764 to 4,287,754.

     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

4. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may come before the Meeting.

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed in the United States.



Signature:                             Date:
          -------------------------


Signature:                             Date:
          -------------------------


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